UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2010

FORMFACTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50307	13-371155
(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road, Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 1, 2010, Jean Vernet, former Chief Financial Officer of FormFactor, Inc., entered into a separation agreement with the company in connection with his resignation as Chief Financial Officer on May 19, 2010.  Under the agreement, Mr. Vernet is entitled to receive a lump sum severance pay of $162,500, less required payroll deductions and withholdings.  In addition, the vesting of 3,000 restricted stock units and 7,500 stock option awards has been accelerated and Mr. Vernet will have nine months to exercise any vested and unexpired outstanding stock options.  The company will also pay for monthly COBRA premiums for up to six months.  Mr. Vernet signed a general release and waiver of claims in favor of the company, and continues to be bound by the company’s employment, confidential information and invention assignment agreement.

On June 6, 2010, Mario Ruscev, former Chief Executive Officer of FormFactor, Inc., entered into a separation agreement with the company in connection with his resignation as Chief Executive Officer on May 19, 2010.  Under the agreement, which reflects the severance entitlements in Dr. Ruscev’s employment agreement dated November 23, 2007, Dr. Ruscev will receive a lump sum severance payment of $690,411, consisting of one year of his current base salary and a prorata portion of his annual bonus, less required payroll deductions and withholdings.  In addition, the vesting of 11,750 restricted stock units and 138,500 stock option awards has been accelerated and Dr. Ruscev will have 12 months to exercise any vested and unexpired outstanding stock options.  The company will also pay for monthly COBRA premiums for up to 12 months and will provide reimbursement for reasonable relocation expenses.  Dr. Ruscev signed a general release and waiver of claims in favor of the company, and continues to be bound by the company’s employment, confidential information and invention assignment agreement.

A copy of the separation agreements for Mr. Vernet and Mr. Ruscev are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated June 1, 2010, between Jean Vernet and FormFactor, Inc.

10.2	Separation Agreement and General Release, dated June 6, 2010, between Mario Ruscev and FormFactor, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Dated: June 7, 2010	By:	/s/ Stuart L. Merkadeau
		Name:	Stuart L. Merkadeau
		Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated June 1, 2010, between Jean Vernet and FormFactor, Inc.

10.2	Separation Agreement and General Release, dated June 6, 2010, between Mario Ruscev and FormFactor, Inc.